SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HERBALIFE LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

HERBALIFE LTD. 800 West Olympic Blvd, Suite 406, Los Angeles, California 90015 Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to Be Held on Thursday, April 30, 2009 The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/hlf This communication presents only an overview of the more complete proxy HERBALIFE LTD. materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 16, 2009 to facilitate timely delivery. Dear Herbalife Ltd. Shareholder: The 2009 Annual General Meeting of Shareholders (the “Meeting”) of Herbalife Ltd. (the “Company”) will be held at the principal executive offices of one of the Company’s U.S. subsidiaries at 800 West Olympic Blvd, Suite 406, Los Angeles, California, 90015, on Thursday, April 30, 2009, at 9:00 a.m. (local time). Proposals to be considered at the Annual Meeting: (1) to elect three directors, each for a term of three years; (2) to ratify the appointment of the Company’s independent registered public accountants; and (3) to act upon such other matters as may properly come before the Meeting or any adjournment(s) thereof. The Board of Directors recommends a vote “FOR” Items 1 and 2. The Board of Directors has fixed the close of business on March 2, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof. CONTROL NUMBER You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number 43215

Shareholders of record as of the Record Date are encouraged and cordialy invited to attend the Meeting. Directions to attend the Meeting where you may vote n i person can be found under “Upcoming Events” on the Company’s investor relations website, r i .herbalife.com. Meeting Location: Herbalife International of America, Inc. Suit e 406 800 West Olympic Blvd. Suit e 406 Los Angeles, California 90015 The following materials are available for you to review online: • the Company’s 2009 Proxy Statement (including all attachments thereto); • the Proxy Card; • the Company’s Annual Report for the year ended December 31, 2008 (which s i not deemed to be part of the official proxy soliciting materials ); and • any amendments to the foregoing materials that are required to be furnished to shareholders. To request a paper copy of the Proxy Materials, (you must reference your 11 dig it control number) Telephone: 1-888-313-0164 (outside of the U.S and Canada cal 201-680-6688), Email : shrrelations@bnymellon.com Internet http://bnymellon.mobular.net/bnymellon/hlf. ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. The Proxy Materials for Herbalife Ltd. are available to review at: http://bnymellon.mobular.net/bnymellon/hlf Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. VOTE BY INTERNET Use the Internet to vote your shares. Have this card in hand when you access the above web site. On the top rig ht hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares 43215